SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 15, 1997

                           VESTCOM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                333-23519                 22-3477425
          (State or other          (Commission              (IRS Employer
          jurisdiction of          File Number)             Identification
                                   incorporation)               Number)


              1100 Valley Brook Avenue, Lyndhurst, New Jersey 07071
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                       including area code: (201) 935-7666

Item 5.  Other Events

     The Company's Press Release, dated December 15, 1997, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         Exhibit No. 99.1  Press Release dated December 15, 1997





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VESTCOM INTERNATIONAL, INC.


December 17, 1997                   By:/s/Sheryl Bernstein Cilenti
                                       _______________________________________
                                       Sheryl Bernstein Cilenti, Vice President

                           VESTCOM INTERNATIONAL, INC.
                            ANNOUNCES ACQUISITION OF
                            CAMPBELL ABBOT LASER MAIL

Contact person: Harvey Goldman, Chief Financial Officer (201-935-7666, ext. 720)

     LYNDHURST,  NEW JERSEY - December  15, 1997 - Vestcom  International,  Inc.
(VESC) announced today that it has completed the acquisition of Campbell Abbot Laser Mail, a privately owned company, based in Toronto, Ontario, with trailing twelve month revenues of approximately U.S. $4.6 million. Campbell Abbbot specializes in laser printing, mailing services, document management and fulfillment services. The terms of the acquisition were not disclosed.

     Joel Cartun, the Chief Executive Officer of Vestcom International, said "We are pleased to add Campbell Abbot, an experienced document management services provider with a strong customer base, to the group of Vestcom International companies. Our new presence in Toronto through Campbell Abbot is part of our continuing strategy to have production capabilities in major business centers."

     Norman Moreau, President of Campbell Abbot said, "I am excited about joining forces with Vestcom International which will allow us to expand the services provided to our customers and to capitalize on the synergies of becoming a part of a larger organization."

     Campbell Abbot has been providing document management services for over 16 years. Its wide range of customers include some of the leading financial and telecommunications companies in Canada.

     Vestcom International, Inc. was formed to create a leading provider of computer output and document management services. The Company provides a number of value-added services including (a) the production and distribution of time-sensitive computer-generated documents on paper, compact disc, microfiche, microfilm and labels, (b) demand publishing, (c) mailing services, (d) marketing materials fulfillment and (e) forms management. Applications of Vestcom's services include printing and mailing of computer-generated brokerage statements, invoices, cellular telephone bills, management reports and supermarket point-of-purchase shelf labels.

     Statements in this press release regarding future performance constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Future results could differ materially from such statements as a result of a number of factors referred to in the Company's prospectus, dated July 30, 1997 and the Company's Quarterly Reports on Form 10-Q.